SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): April 27, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

           Delaware                333-49820                13-3320910
-------------------------------   ------------  ------------------------------
(State or Other Jurisdiction of   (Commission   (I.R.S. Employer Identification
        Incorporation)            File Number)                  No.)

                             Eleven Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000


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



Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

          5.1  Legality Opinion of Sidley Austin Brown & Wood.

          8.1  Tax Opinion of Sidley Austin Brown & Wood (included in Exhibit
               5.1)

          23.1 Consent of Sidley Austin Brown & Wood (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP.


                                         By: /s/ Kari Roberts
                                             -----------------
                                             Name:  Kari Roberts
                                             Title: Director



Dated:  May 1, 2001

                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

5.1   Legality Opinion of Sidley Austin Brown & Wood                          5

8.1   Tax Opinion of Sidley Austin Brown & Wood (included in Exhibit 5.1)     5

23.1  Consent of Sidley Austin Brown & Wood (included in
      Exhibits 5.1 and 8.1)                                                   5

                                                           Exhibits 5.1 and 8.1
                                                           --------------------

                          SIDLEY AUSTIN BROWN & WOOD
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599


                                                                 April 27, 2001

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York  10010



        RE:      Credit Suisse First Boston Mortgage Securities Corp.
                 FNT Mortgage-Backed Pass-Through Certificates, Series 2001-1

Ladies and Gentlemen:

     We have acted as counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Company"), in connection with the issuance of the FNT Mortgage-Backed Pass-Through Certificates of the above-referenced Series (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, DLJ Mortgage Capital, Inc., as seller, Bank One, National Association, as trustee, First Nationwide Mortgage Corporation, as a seller and a servicer and Calmco Servicing L.P., as a servicer.

     The Certificates will consist of eighteen Classes and will represent the entire beneficial ownership interest in a trust consisting primarily of a pool of conventional, fixed-rate mortgage loans (the "Mortgage Loans"), secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

     Based upon the foregoing, we are of the opinion that:

1. The Pooling and Servicing Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company, in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

2. Assuming that the Certificates have been duly and validly executed and authenticated in the manner contemplated in the Agreement, when delivered and paid for by the purchasers thereof, the Certificates will be validly issued and outstanding and entitled to the benefits of the Agreement.

3. As of the Closing Date, the REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming (i) an election is made to treat the assets of the REMIC as a REMIC, (ii) compliance with the Pooling and Servicing Agreement, and
     (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder. The Regular Interest Certificates represent ownership of regular interests in the REMIC. The Class A-R Certificates represent ownership of the sole class of residual interest in the REMIC created pursuant to the Pooling and Servicing Agreement.

     The opinion set forth in paragraph 3 is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York.

     We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.

                                              Very truly yours,

                                              /s/ SIDLEY AUSTIN BROWN & WOOD
                                              ------------------------------
                                                SIDLEY AUSTIN BROWN & WOOD